UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

SVB FINANCIAL GROUP

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Your Vote Counts! SVB FINANCIAL GROUP 2022 Annual Meeting Vote by April 20, 2022 11:59 PM ET You invested in SVB FINANCIAL GROUP and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on April 21, 2022. Gel informed before you vule View the Notice & Proxy Statement, 2021 Form 10-K Annual Report online or you can receive a free paper or email copy of the material(s) by requesting prior to April 07, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.Proxy Vote.com Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* April 21, 2022 4:30 PM PST Control # Virtually: www.virtualshareholdermeeting.com/SIVB2022 *If you choose to vote these shares in person at the meeting, you must request a “legal proxy” To do so, please folow the instructions at www.Proxy vote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance

Vote at www.Proxy Vote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. SVB FINANCIAL GROUP 2022 Annual Meeting Vote by April 20, 2022 11:59 PM ET Voting Items 1. Election of Directors Nominees: 01) Greg Becker 05) Alison Davis 09) Mary Miller 02) Eric Benhamou 06) Joel Friedman 10) Kate Mitchell 03) Elizabeth “Busy” Burr 07) Jeffrey Maggioncalda 11) Garen Staglin 04) Richard Daniels 08) Beverly Kay Matthews 2. To approve, on an advisory basis, our executive compensation (“Say on Pay”). 3. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2022. 4. Shareholder proposal requesting that the Board of Directors oversee a racial equity audit. Board Recommends For For For Against